                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
           St. Paul, Minnesota                              55101
---------------------------------------                   ---------
(Address of principal executive offices)                  (Zip Code)

                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6560

            (Name, address and telephone number of agent for service)

                             AMKOR TECHNOLOGY, INC.
                     (Issuer with respect to the Securities)

                   DELAWARE                                           23-1722724
(State or other jurisdiction of incorporation or          (I.R.S. Employer Identification No.)
                  organization)

        1345 ENTERPRISE DRIVE                                             19380
          WEST CHESTER, PA
(Address of Principal Executive Offices)                                (Zip Code)

                           7.75% SENIOR NOTES DUE 2013
                       (TITLE OF THE INDENTURE SECURITIES)

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

      a) Name and address of each examining or supervising authority to which it is subject.
                Comptroller of the Currency
                Washington, D.C.

      b)    Whether it is authorized to exercise corporate trust powers.
                Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.  A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.  A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of MARCH 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 7TH DAY OF JULY 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ MARIE A. HATTINGER
                                                 -------------------------------
                                                 MARIE A. HATTINGER
                                                 VICE PRESIDENT


By:  /S/ PATRICK E. THEBADO
     -------------------------------------
     PATRICK E. THEBADO
     VICE PRESIDENT

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  July 7, 2003


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:  /S/ MARIE A. HATTINGER
                                                 -------------------------------
                                                 MARIE A. HATTINGER
                                                 VICE PRESIDENT

By:  /S/ PATRICK E. THEBADO
     -------------------------------
     PATRICK E. THEBADO
     VICE PRESIDENT

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2003

                                    ($000'S)

                                                              3/31/2003
                                                              ---------
ASSETS
     Cash and Due From Depository Institutions               $9,084,839
     Federal Reserve Stock                                            0
     Securities                                              30,038,992
     Federal Funds                                              833,567
     Loans & Lease Financing Receivables                    112,792,313
     Fixed Assets                                             1,462,006
     Intangible Assets                                        9,080,815
     Other Assets                                            10,317,239
                                                           ------------
         TOTAL ASSETS                                      $173,609,771

LIABILITIES
     Deposits                                              $121,508,878
     Fed Funds                                                3,820,981
     Treasury Demand Notes                                            0
     Trading Liabilities                                        454,575
     Other Borrowed Money                                    21,082,000
     Acceptances                                                139,821
     Subordinated Notes and Debentures                        5,694,952
     Other Liabilities                                        5,164,656
                                                           ------------
     TOTAL LIABILITIES                                     $157,865,863

EQUITY
     Minority Interest in Subsidiaries                         $993,907
     Common and Preferred Stock                                  18,200
     Surplus                                                 11,015,123
     Undivided Profits                                        7,438,448
                                                           ------------
         TOTAL EQUITY CAPITAL                               $19,465,678

TOTAL LIABILITIES AND EQUITY CAPITAL                       $177,331,541

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION